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                      Northwestern Mutual Series Fund, Inc.
                      Supplement dated December 20, 2004 to
                         Prospectus dated April 30, 2004

PORTFOLIO MANAGER CHANGE:

The following information replaces the information under the heading "Templeton Investment Counsel, LLC" on page 30 of the Prospectus:

Gary P. Motyl and Guang Yang have been named the new co-managers of the Franklin Templeton International Equity Portfolio. Mr. Motyl and Dr. Yang will also co-manage the International Equity Fund of the Mason Street Funds.

Mr. Motyl is Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel, LLC, having joined Templeton in 1981. Mr. Motyl earned a B.S. in finance from Lehigh University in Pennsylvania and an M.B.A. from Pace University in New York. He is a Chartered Financial Analyst.

Dr. Yang is a Senior Vice President of Templeton Investment Counsel, LLC, having joined Templeton in 1995. Dr. Yang earned a B.S. from the University of Science and Technology of China and an M.B.A. from the Harvard Business School. He earned a Ph.D. in neuroscience from the Australian National University. Dr. Yang is a Chartered Financial Analyst.

PORTFOLIO HOLDINGS:

The following information supplements the information in the Prospectus:

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Small Cap Growth Stock Portfolio    Index 500 Stock Portfolio
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Aggressive Growth Stock Portfolio   Asset Allocation Portfolio
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International Growth Portfolio      Balanced Portfolio
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Index 400 Stock Portfolio           High Yield Bond Portfolio
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Growth Stock Portfolio              Select Bond Portfolio
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Large Cap Core Stock Portfolio
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A list of each of the above Portfolio's ten largest portfolio holdings, and the percentage that each of these holdings represents of the Portfolio's total assets, as of the most recent calendar-quarter end, will generally be posted on www.nmfn.com. The information may be found in either (1) the life insurance section of the "Insurance Products" page, or (2) the annuities section of the "Investment Products" page, and then selecting "Fund Information" and the specific Portfolio. This information will be available on or before the 20th business day following the end of each calendar quarter and will remain on the website at least until such time as the Portfolio's complete holdings for the calendar quarter are filed with the SEC. The Portfolios may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio if it is deemed in the best interests of the Portfolio.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE